UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

Orchid Cellmark Inc.

(Exact name of the registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board of Directors of Orchid Cellmark Inc. approved the amendment and restatement of Orchid Cellmark Inc.’s Bylaws to amend Sections 1, 2 and 4 of Article V thereof to clarify that Orchid Cellmark Inc.’s outstanding securities may exist in certificated or uncertificated form.

A copy of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated Bylaws of Orchid Cellmark Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orchid Cellmark Inc.

Date: September 7, 2007	By:	/s/ David M. Murphy
	Name:	David M. Murphy
	Title:	Corporate Controller, Principal Accounting Officer and Principal Financial Officer